SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C.   20549


FORM 8-K


CURRENT REPORT



Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of  1934


Date of Report: September 5, 1995

THE BROOKLYN UNION GAS COMPANY
(Exact name of registrant as specified in its charter)




          NEW YORK                            1-722
         11-0584613

     (State or other jurisdiction               (Commission
            (I.R.S. Employer
       of incorporation or organization)          File Number )
            Identification No.)



     One MetroTech Center, Brooklyn, New York
11201-3850
         (Address of principal executive offices)
(Zip Code)



Registrant's telephone number, including area code          (718)
403-2000

Item 5 - Other Events

     Change in By-Laws: The Company amended its By-Laws on June 28, 1995. The amendments were adopted to (1) allow only the Chairman of the Board or the Board of Directors to call a special meeting of the shareholders; (2) authorize the chairman of a shareholders' meeting to adjourn such meeting from time to time whether or not a quorum is then present; and (3) establish procedures with respect to the notice required for shareholders to nominate Directors and conduct business at an annual or special meeting.

Item 7 - Financial Statements, Pro Forma Financial Information and
Exhibits
(a) Financial Statements included in this Report
     None.
(b) Pro Forma Financial Information
     None.
(c) Exhibits:
3(ii)     By-Laws of The Brooklyn Union Gas Company, amended as of
June 28, 1995.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE BROOKLYN UNION GAS COMPANY
                              (Registrant)



_________________________________________

                              Richard M. Desmond, Vice President,
                              Comptroller and Chief Accounting
Officer


Dated: September 5, 1995

                                  INDEX TO EXHIBITS

Exhibit No.
             Page

3(ii)          By-Laws of The Brooklyn Union Gas Company, amended
              as of June 28, 1995. . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . .

                 The Brooklyn Union Gas Company










                             By-Laws


                          June 28, 1995


                       Brooklyn, New York

[CAPTION]
                  THE BROOKLYN UNION GAS COMPANY
                              INDEX

ARTICLE I
MEETINGS OF SHAREHOLDERS . . . . . . . . . . . . . . . . . . . .1
Section 1.   Annual Meeting
Section 2.   Special Meetings
Section 3.   Notice of Meetings
Section 4.   Quorum
Section 5.   Adjournment
Section 6.   Notice of Shareholder Business and Nominations
Section 7.   Inspectors of Election
Section 8.   Chairman and Secretary of Meetings


ARTICLE II
BOARD OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . .6
Section 1.   Number of Directors
Section 2.   Elections and Vacancies
Section 3.   Quorum
Section 4.   Election of Chairman and President


ARTICLE III
EXECUTIVE COMMITTEE. . . . . . . . . . . . . . . . . . . . . . .7
Section 1.   Organization and Authority
Section 2.   Reports to Board of Directors
Section 3.   Secretary
Section 4.   Fees

ARTICLE IV
MEETINGS OF DIRECTORS. . . . . . . . . . . . . . . . . . . . . .8
Section 1.   Fees and Time and Place of Meeting
Section 2.   Special Meetings
Section 3.   Telephonic Meetings

ARTICLE V
OFFICERS AND THEIR DUTIES. . . . . . . . . . . . . . . . . . . .9
Section 1.   Chairman
Section 2.   President
Section 3.   Vice President
Section 4.   Secretary
Section 5.   Treasurer
Section 6.   Comptroller

                                i
ARTICLE VI
SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
Section 1.   Certificates, Registrar and Transfer Agent
Section 2.   Authorization of Facsimile Signatures and Seals

[CAPTION]
ARTICLE VII
INDEMNIFICATION OF DIRECTORS AND OFFICERS. . . . . . . . . . . 12
Section 1.   General Applicability
Section 2.   Scope of Indemnification
Section 3.   Other Indemnification Provisions
Section 4.   Survival of Indemnification
Section 5.   Inability to Limit Indemnification
Section 6.   Severability


ARTICLE VIII
AMENDMENTS TO BY-LAWS. . . . . . . . . . . . . . . . . . . . . 14
Section 1.   By Directors
Section 2.   By Shareholders

                 THE BROOKLYN UNION GAS COMPANY
                             By-Laws
                          June 28, 1995


ARTICLE I
MEETINGS OF SHAREHOLDERS

SECTION 1.  Annual Meeting
The annual meeting of the shareholders of the Company shall be held at the office of the Company or other suitable place as designated from time to time by the Board of Directors, on the first Thursday in February of each year.

SECTION 2.  Special Meetings
Subject to the rights of the holders of any series of stock having a preference over the Common Stock of the Company as to dividends or upon liquidation ("Preferred Stock") with respect to such series of Preferred Stock, special meetings of the shareholders may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Company would have if there were no vacancies.

SECTION 3.  Notice of Meetings
Notice of the time and place of every meeting of shareholders shall be mailed to each shareholder of record, and such other notice shall be given as may be required by law. The Board of Directors may fix a date not less than ten (10) nor more than fifty (50) days prior the day of holding any meeting of shareholders as the day as of which shareholders shall be entitled to notice of, and to vote at, such meeting.

SECTION 4.  Quorum
Holders of a majority of the shares of the Company entitled to vote thereat must be present in person or by proxy at each meeting of its shareholders to constitute such meeting, less than a majority, however, having the power to adjourn. At all meetings of shareholders, each shareholder entitled to vote thereat shall be entitled to one vote for each share held by him, and may vote and otherwise act either in person or by proxy.

SECTION 5.  Adjournment
The Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. The shareholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

SECTION 6.  Notice of Shareholder Business and Nominations

A.  Annual Meetings of Shareholders
(1) Nominations of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the Company's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any shareholder of the Company who was a shareholder of record at the time of giving of notice provided for in this Section 6 of Article I, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 6 of Article I.

(2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (c) of paragraph (A)(1) of this Section 6 of Article I, the shareholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.

(3)  Notwithstanding anything in the second sentence of paragraph
(A)(2) of this Section 6 of Article I to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by paragraph (A) of
Section 6 of Article I shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

B.  Special Meetings of Shareholders
Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Company's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholders of the Company who is a shareholder of record at the time of giving of notice provided for in this Section 6 of Article I, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 6 of Article
I. In the event the Company calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Company's notice of meeting, if the shareholder's notice required by paragraph (A)(2) of this Section
6 of Article I shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

C.  General
(1) Only such persons who are nominated in accordance with the procedures set forth in this Section 6 of Article I shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 6 of Article I. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 6 of Article I and, if any proposed nomination or business is not in compliance with this Section 6 of Article I, to declare that such defective proposal or nomination shall be disregarded.

(2) For purposes of this Section 6 of Article I, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3)   Notwithstanding the foregoing provisions of this Section 6 of
Article I, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 6 of Article I. Nothing in this Section 6 of Article I shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

SECTION 7.  Inspectors of Elections
Inspectors of election shall be appointed by the Directors. If they fail to make such appointments, or if their appointee, or appointees, fail to appear at any meeting, the person presiding thereat shall appoint an inspector or inspectors, as may be required for that meeting.

SECTION 8.  Chairman and Secretary of Meetings
At all meetings of shareholders, the Chairman, the President or a Vice President, shall act as chairman of the meeting as hereinafter provided and the Secretary or Assistant Secretary shall act as secretary of the meeting.



ARTICLE II
BOARD OF DIRECTORS

SECTION 1.  Number of Directors
The affairs of this Company shall be managed by no less than eight nor more than eleven Directors as fixed by resolution adopted by a majority of the entire Board. At least two Directors shall be residents of the State of New York.

SECTION 2.  Elections and Vacancies
The Board of Directors shall be divided into three classes designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of Directors constituting the entire Board permits. At the 1981 Annual Meeting of Shareholders, or any special meeting in lieu thereof, three Class I, three Class II and three Class III Directors shall be elected for initial terms expiring at the next succeeding annual meeting, the second succeeding annual meeting and the third succeeding annual meeting, respectively, and until their respective successors are elected and qualified. At each annual meeting of shareholders after 1981, the Directors chosen to succeed those in the class whose terms expire shall be elected by shareholders for terms expiring at the third succeeding annual meeting after election, or for such lesser term as may be appropriate in the particular case in order to assure that the number of Directors in each class shall remain constant and until their respective successors are elected and qualified. Newly created Directorships or any decrease in Directorships resulting from increases or decreases in the number of Directors shall be so apportioned among the classes of Directors as to make all the classes as nearly equal in number as possible. Vacancies occurring in the Board for any reason except the removal of Directors without cause may be filled by a majority of the Directors then in office, although less than a quorum exists.

Notwithstanding the foregoing whenever the holders of any one or more classes or series of preferred stock issued by the Company shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such Directorships shall be governed by any terms of the Certificate of Incorporation of the Company applicable thereto, and such Directors so elected shall not be divided into classes pursuant to this Section 2 unless expressly provided by such terms.

SECTION 3.  Quorum
A majority of the Directors shall constitute a quorum of the Board.

SECTION 4.  Election of Chairman and President
As soon as may be after the election of the Directors at a meeting of the shareholders, the Board of Directors shall elect one of its number President, and may elect one of its number Chairman. The President shall be the Chief Executive Officer except that if a Chairman be elected, the Board may designate either the Chairman or the President as Chief Executive Officer. The Board may elect or appoint such other officers and agents as it may deem proper, and may remove any officer or agent at pleasure.


ARTICLE III
EXECUTIVE COMMITTEE

SECTION 1.  Organization and Authority
There shall be an Executive Committee of five Directors to be designated by the Board, which shall have and exercise all of the authority and powers of the Board subject to limitations prescribed by law. Three members of the Executive Committee shall constitute a quorum. In the event of the absence of any member or members from a meeting of the Executive Committee replacements may be made from Directors designated as alternate members of such Committee by the Board. The Chairman, or in his absence or should he so direct, the President, or in his absence, a Vice President, if such officers are members of the Committee, shall preside at meetings of the Committee, otherwise the presiding officer shall be designated by majority vote of the Committee.

SECTION 2.   Reports to Board of Directors
Such Committee shall keep a record of its proceedings and make reports to the Board at its next regular meeting.


SECTION 3.   Secretary
The Secretary of the Company shall be Secretary of the Executive
Committee.

SECTION 4.   Fees
Members of Committees of the Board shall receive fees as fixed from time to time by the Board and shall be reimbursed for reasonable expenses for attending a Committee Meeting.


ARTICLE IV
MEETINGS OF DIRECTORS

SECTION 1.  Fees and Time and Place of Meeting
Meetings of the Board of Directors shall be held on such day of each month at such hour as the Board may from time to time direct. Members of the Board shall receive fees as fixed from time to time by the Board and shall be reimbursed for reasonable expenses for attending a Board Meeting.

SECTION 2.  Special Meetings
Special meetings of the Board may be held on the call of the Chairman, the President or Secretary or upon the written request of two Directors addressed to the Secretary.

SECTION 3.  Telephonic Meetings
Any one or more members of the Board or any Committee of the Board may participate in a meeting of the Board or Committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time; and participation by such means shall constitute presence in person at a meeting.

ARTICLE V
OFFICERS AND THEIR DUTIES

SECTION 1.  Chairman
The Chairman shall preside at all meetings of the shareholders and the Board of Directors and, when designated the Chief Executive Officer, shall have general and active management of the business of the Company and shall see that all orders and policies of the Board of Directors are carried into effect.

Salaries of all officers of the Company shall be fixed by the Board from time to time; and salaries of all other employees of the Company shall be regulated by the Chairman when he shall have been designated Chief Executive Officer.


SECTION 2.  President
In the absence of a Chairman or should the Chairman so direct, the President shall preside at all meetings of the shareholders and of the Board of Directors. In the case of the Chairman having been designated as Chief Executive Officer the President shall, subject to the direction of the Chairman, exercise a general control and supervision over all the affairs of the Company and generally do and perform those duties as usually appertain to the office of President, or which may be assigned to him by the Board of Directors.

Should there be no Chairman or should the President be designated Chief Executive Officer of the Company, the President shall have general and active management of the business of the Company and shall see that all orders and polices of the Board of Directors are carried into effect; and the salaries of all employees of the Company, other than officers, shall be regulated by him.

If the office of the Chairman be vacated, due to the incumbent's death, retirement, or inability to act, or should the Directors elect to leave such office vacant, the President shall be the Chief Executive Officer and shall assume all the duties as outlined in
Section 1 of this Article, until directed otherwise by the Board of Directors.


SECTION 3.   Vice President
The Vice Presidents, respectively, shall do and perform all such duties as shall be assigned to them by the Chairman or President or required of them by the Board of Directors. A Vice President, if designated by the Board of Directors as a member of the Executive Committee, shall perform the duties of President in case of the President's absence or inability to act or in case of a vacancy in that office.

An Assistant Vice President in the absence or disability of a Vice President may at the discretion of the Chairman or the President perform the duties of a Vice President and shall perform such other duties as may be assigned to him.

SECTION 4.   Secretary
It shall be the duty of the Secretary to keep and attest true records of the proceedings of all meetings of the Board and Executive Committee, to notify members of the Board and Executive Committee of all meetings and safely keep and account for all documents, papers and property of the Company which may come into his possession.

He shall be the custodian of the Corporate Seal of the Company and shall affix and attest the same whenever it is necessary and proper so to do, and shall perform such other duties as may be assigned to him by the Board.

In the absence or disability of the Secretary, an Assistant
Secretary or any Vice President shall perform his duties and such other duties as may be assigned to him.


SECTION 5.  Treasurer
The Treasurer shall have the custody of all money, funds, securities and valuable papers of the Company. He shall furnish such security for the faithful performance of his duties as may be required by the Board of Directors. He shall receive all money due to the Company and deposit the same in its corporate name in such Banks or Trust Companies as the Board of Directors shall determine. He shall sign all checks, drafts or orders for the payment of money; and perform such other duties as may be required of him by the Board of Directors.

An Assistant Treasurer shall, in the absence or disability of the Treasurer, perform his duties and such other duties as may be assigned to him.

In the absence or disability of the Treasurer and Assistant
Treasurers, any Vice President shall perform his duties and such other duties as may be assigned to him.

The Treasurer shall, when directed by the Board of Directors, open special accounts in the Company's depositories; all checks, drafts or orders for the payment of money out of such special accounts shall be signed in such manner and by such officers or employees of the Company as the Board of Directors shall designate; such checks, drafts or orders for the payment of money shall also be signed, if, as and when so directed by resolution of the Board of Directors, by such persons and in such manner as the Board of Directors shall determine.

SECTION 6.  Comptroller
The Comptroller shall have charge of accounting and related records.

He shall sign all checks, drafts or orders for the payment of money; such checks, drafts and orders to be also signed by the Treasurer, and perform such other duties as may be required of him by the Board of Directors.

An Assistant Comptroller shall, in the absence or disability of the Comptroller, perform his duties and such other duties as may be assigned to him.

In the absence or disability of the Comptroller and Assistant Comptrollers, the Chairman, the President or a Vice President, shall sign all checks, drafts or orders for the payment of money; such checks, drafts and orders to be also signed by any other authorized officer.



ARTICLE VI
SHARES

SECTION 1.  Certificates, Registrar and Transfer Agent
The Shares of the Company shall be represented by certificates signed by the Chairman, the President or a Vice President and Secretary or Assistant Secretary and sealed with the Corporate Seal of the Company and registered by such Bank or Trust Company as may be designated by the Board. The Shares of the Company shall be transferable or assignable only on the books of the Company in person or by attorney, upon the surrender of the certificate therefor. The Transfer Agent of the Company shall be such Bank or Trust Company as may be designated by the Board.

SECTION 2.  Authorization of Facsimile Signatures and Seal
The Board of Directors may authorize the signatures of the Chairman, the President, a Vice President, Secretary or an
Assistant Secretary, and the Corporate Seal of the Company, to be facsimiled, engraved or printed.



ARTICLE VII
INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 1. General Applicability
Except to the extent expressly prohibited by the New York Business Corporation Law, the Company shall indemnify each person made, or threatened to be made, a party to any action or proceeding, whether criminal or civil, by reason of the fact that such person or such person's testator or intestate is or was a Director of Officer of the Company, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorney's fees and expenses, reasonably incurred in enforcing such person's right to indemnification, incurred in connection with such action or proceeding, or any appeal therein, provided that no such indemnification shall be made if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled, and provided further that no such indemnification shall be required with respect to any settlement or other nonadjudicated disposition of any threatened or pending action or proceeding unless the Company has given its prior consent to such settlement or other disposition.

SECTION 2.  Scope of Indemnification
The Company shall advance or promptly reimburse upon request any person entitled to indemnification hereunder for all reasonable expenses, including attorney's fees and expenses, reasonably incurred in defending any action or proceeding in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of such person to repay such amount if such person is ultimately found to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced or reimbursed exceed the amount to which such person is entitled; provided, however, that such person shall cooperate in good faith with any request by the Company that common counsel be used by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

SECTION 3.  Other Indemnification Provisions
Nothing herein shall limit or affect any right of any Director, Officer or other corporate personnel otherwise than hereunder to indemnification or expenses, including attorney's fees, under any statute, rule, regulation, certificate of incorporation, by-law, insurance policy, contract or otherwise; without affecting or limiting the rights of any Director, Officer or other corporate personnel pursuant to this Article VII, the Company is authorized to enter into agreements with any of its Directors, Officers or other corporate personnel extending rights to indemnification and advancement of expenses to the fullest extent permitted by applicable law.

Unless limited by resolution of the Board of Directors or otherwise, the Company shall advance the payment of expenses to the fullest extent permitted by applicable law to, and shall indemnify, any Director, Officer or other corporate person who is or was serving at the request of the Company, as a director, officer, partner, trustee, employee or agent of another corporation, whether for profit or not-for-profit, or a partnership, joint venture, trust or other enterprise, whether or not such other enterprise shall be obligated to indemnify such person.

SECTION 4.   Survival of Indemnification
Anything in these By-laws to the contrary notwithstanding, no elimination or amendment of this Article VII adversely affecting the right of any person to indemnification or advancement of expenses hereunder shall be effective until the 60th day following notice to such person of such action, and no elimination of or amendment to this Article VII shall deprive any such person's rights hereunder arising out of alleged or actual occurrences, acts or failures to act prior to such 60th day.

SECTION 5.   Inability to Limit Indemnification
The Company shall not, except by elimination or amendment of this
Article VII in a manner consistent with the preceding Section 4, take any corporate action or enter into any agreement which prohibits, or otherwise limits the rights of any person to, indemnification in accordance with the provisions of this Article
VII. The indemnification of any person provided by this Article VII shall continue after such person has ceased to be a Director or Officer of the Company and shall inure to the benefit of such person's heirs, executors, administrators and legal representatives.

SECTION 6.   Severability
In case any provision in this Article VII shall be determined at any time to be unenforceable in any respect, the other provisions of this Article VII shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Company to afford indemnification and advancement of expenses to its Directors or Officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.



ARTICLE VIII
AMENDMENTS TO BY-LAWS

SECTION 1.  By Directors
By-laws may be amended, repealed or adopted by the Board of Directors of the Company at any meeting of the Board if notice of such proposed action shall have been given with the notice of meeting, or if all the Directors shall be present.


SECTION 2.  By Shareholders
By-laws may be amended, repealed or adopted by the holders of the shares at the time entitled to vote in the election of any Directors; and any By-law adopted by the Board of Directors may be amended or repealed by the shareholders entitled to vote thereon as herein provided.